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                                                                       CONFORMED
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 19, 2000
(Date of earliest event reported)                  Commission File No. 333-27341

                           TELEX COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

             DELAWARE                                          38-1853300
             --------                                          ----------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)

             9600 ALDRICH AVENUE SOUTH, BLOOMINGTON, MINNESOTA 55420
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (952) 884-4051


                         THIS DOCUMENT CONTAINS 5 PAGES.

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ITEMS 1-4       NOT APPLICABLE


ITEM 5          OTHER EVENTS

                ON JUNE 2, 2000, TELEX COMMUNICATIONS, INC. (THE "COMPANY") ANNOUNCED THE RECEIPT OF A PRELIMINARY ARBITRATION RULING, RECEIPT OF CASH FOR THE SALE OF THE ALTEC LANSING TRADEMARK AND ROYALTIES AND RESTRUCTURING OF OPERATIONS. THE PRESS RELEASE ISSUED BY THE COMPANY DETAILING THE EVENTS IS ATTACHED AS
                EXHIBIT 99.1.


ITEM 6          NOT APPLICABLE


ITEM 7          EXHIBITS

                99.1 PRESS RELEASE ISSUED BY THE COMPANY DATED JUNE 2, 2000.


ITEMS 8-9       NOT APPLICABLE


SIGNATURE


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                      TELEX COMMUNICATIONS, INC.




Dated:  June 5, 2000                  By:  /s/ Ned C. Jackson
                                      ------------------------------------
                                      Ned C. Jackson
                                      President and Chief Executive Officer




Dated:  June 5, 2000                  By:  /s/ Richard J. Pearson
                                      ------------------------------------
                                      Richard J. Pearson
                                      Vice President and Chief Financial Officer




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


                           TELEX COMMUNICATIONS, INC.
                                    FORM 8-K

                                  EXHIBIT INDEX


                  EXHIBIT NO.                        DESCRIPTION
                  -----------                        -----------
                  99.1                               PRESS RELEASE ISSUED BY THE COMPANY DATED JUNE 2, 2000.





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